Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Securities held to maturity, fair values	$ 211,498	$ 199,110
Common stock, par value	$ 1	$ 1
Common stock, shares authorized	50,000,000	50,000,000
Common stock, shares issued	31,917,385	31,163,070
Treasury stock, shares	2,427,640	1,789,165